UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608 )

Exact name of registrant as specified in charter: Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Fund

3|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Money Market
Fund

3| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Your fund’s management	17
Terms and definitions	18
Trustee approval of management contract	20
Other information for shareholders	26
Financial statements	27

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Money Market Fund: seeking to offer
accessibility and current income with relatively low risk

For most people, keeping of their savings in low-risk, easily accessible place is an essential part of their overall investment strategy. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

By investing in high-quality short-term money market instruments for which there are deep and liquid markets, the fund’s risk of losing principal is very low. Putnam Money Market Fund generally invests in securities that are rated by at least one nationally recognized rating service in its highest or second-highest categories.

The fund seeks as high a rate of current income as Putnam believes is consistent with liquidity and preservation of principal. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” Putnam Money Market Fund can be an attractive choice.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in the fund.

Types of money
market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association.

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Putnam Money Market Fund emphasizes high-quality, short-term, fixed-income securities. The fund seeks as high a level of current income as Putnam believes is consistent with preservation of capital and maintenance of liquidity. The fund may be appropriate for investors who seek stability of principal and to maintain easy access to their money.

Highlights

• For the six months ended March 31, 2007, Putnam Money Market Fund’s class A shares returned 2.47% .

• The average return for the fund’s Lipper category, Money Market Funds, was 2.24% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/07

Since the fund’s inception (10/1/76), average annual return is 6.24% at NAV. Current 7-day yield (at 3/31/07) is 4.84% .

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. Class A shares do not bear an initial sales charge. For a portion of the periods, this fund may have limited expenses, without which returns and yields would have been lower. To obtain the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Report from the fund managers

The period in review

With the Federal Reserve (the Fed) holding its benchmark short-term interest rate, the federal funds rate, steady during the first half of the fund’s fiscal year, money market yields shifted within a narrow range. However, halfway through the reporting period, weaker economic data led many investors to believe that the Fed might lower rates. We disagreed with this assessment and continued our focus on shorter-maturity securities, while many of the fund’s peers began to emphasize longer-maturity money market assets. As of the end of the semiannual period on March 31, 2007, the federal funds rate was unchanged and the fund had benefited from our decision; the total return of class A shares at net asset value (NAV) surpassed the average for the fund’s Lipper peer group.

Market overview

Just over a month before the beginning of the fund’s 2007 fiscal year, which started October 1, 2006, there was a major change in the Fed’s interest-rate policy. After 17 increases in the federal funds rate, the Fed suspended its credit-tightening program in August 2006, and has held this benchmark rate for overnight loans between banks steady at 5.25% throughout the six-month period. Since then, statements from the Federal Open Market Committee, the central bank’s policy-setting panel, have indicated that future rate decisions will depend on whether the Fed concludes that inflation or slower growth represents the greater risk to the economy.

Reflecting the uncertainty in the marketplace regarding the Fed’s policy direction, yields on shorter-maturity bonds increased, and short- and intermediate-term tax-exempt bonds underperformed comparable Treasuries.

Given the Fed’s decision to hold its key short-term interest rate steady throughout the reporting period, the yield curve — a graphical representation of the difference in yield for bonds of comparable quality plotted from the shortest to the longest maturity — remained flat. In other words, there was less difference in yield between short- and longer-term securities than would be expected under normal conditions.

The Fed is also keeping a close eye on the financial stability of the sub-prime mortgage market. Sub-prime mortgage loans are made to borrowers with low credit ratings and have higher risk of default. Money market securities have largely been unaffected by the difficulties in this sector. If the problems in the sub-prime market spill over into the broader economy, there could be some widening of credit spreads throughout the entire fixed-income market. In any event, we believe the fund’s high-quality focus should help insulate it from any potential ripple should the sub-prime mortgage lending sector experience further deterioration.

According to iMoneyNet, assets of all money market funds have continued to grow — increasing 10% over the fund’s six-month reporting period. By the end of the semiannual period, assets of all money-market mutual funds — taxable, institutional, and tax-free — had climbed to a record $2.396 trillion.* Part of this tremendous growth is due to the increasing popularity of taxable and tax-free money market funds among cash managers at major corporations, who invest in money market funds and directly in short-term investments such as time deposits and commercial paper.

Strategy overview

Given our expectation at the outset of the fiscal year that the Fed would hold its benchmark rate steady into 2007, we continued to increase the fund’s

*Source: iMoneyNet, March 31, 2007.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lipper Money Market Funds category average	2.24%

Merrill Lynch 91-Day Treasury Bill Index (short-maturity U.S. Treasury bills)	2.52%

Lehman Aggregate Bond Index (broad bond market)	2.76%

Citigroup World Government Bond Index (global government bonds)	2.98%

Equities

S&P 500 Index (broad stock market)	7.38%

Russell 1000 Index (large-company stocks)	8.25%

Russell 2000 Index (small-company stocks)	11.02%

exposure to floating-rate money market securities. These investments helped the portfolio capture higher interest rates than what was available in the fixed-rate market, since yields on these securities reset in accordance with changes in short-term interest rates. We also increased the portfolio’s exposure to floating-rate securities with interest rates that reset quarterly and only added selectively to longer-term fixed-rate securities to lock in yields when attractive opportunities presented themselves.

By late January, oil prices had fallen due to a warmer-than-expected winter. Economic growth indicators had weakened, and investors began to ponder the possibility that the Fed might lower interest rates. While many money market investors increased their focus on longer-maturity money market securities to lock in yields at that time, we maintained our emphasis on the short end of the money market yield curve — that is, maturities of 90 days or less — because we didn’t think the Fed would lower rates. Our conviction meant that we were out of step with most investors, but our outlook proved correct, and the Fed’s benchmark rate held steady during the reporting period, with a positive impact on shorter-term securities as a result.

Performance comparisons

As of 3/31/07

Current yield*

Regular savings account	0.20%

Average taxable money market fund compound 7-day yield	4.87

3-month certificate of deposit	5.30

Putnam Money Market Fund† (7-day yield)

Class A	4.84

Class B	4.34

Class C	4.34

Class M	4.69

Class R	4.34

Class T	4.59

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings accounts and bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* Sources: Bank of America (regular savings account), iMoneyNet (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

† During the period, this fund may have limited expenses, without which yields would have been lower.

In keeping with our conservative outlook, the fund’s weighted average days to maturity (WAM), which indicates its relative sensitivity to changes in interest rates, was kept shorter than that of many others in its peer group, which contributed favorably to the fund’s relative performance. The portfolio’s average days to maturity was 43 days at the end of the fund’s prior fiscal year, on September 30, 2006, and 39 days on March 31, 2007. The fund’s 7-day yield dropped from 4.93% at the beginning of the fiscal year to 4.84% on March 31.

Your fund’s holdings

Money market securities issued by large domestic and foreign banks are important core holdings for the fund.

Barclays Bank in the United Kingdom and Credit Agricole in France are two of the premier European issuers in the portfolio. Barclays provides a broad range of investment banking and asset management services throughout the world. It also has banking operations in other European countries and South Africa. Credit Agricole is the largest bank in France, with nearly one quarter of the country’s retail deposits. With its purchase of a domestic competitor in 2003, Credit Agricole has since bolstered its retail presence and diversified its business profile into asset management and corporate and investment banking.

Commercial paper — short-term obligations issued by banks, corporations, and other borrowers — is

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

also typically a core component of the fund’s portfolio. Three Rivers Funding Corporation represents a new asset-backed commercial paper issuer for the fund. This company issues commercial paper to finance corporate clients of Mellon Bank. The proceeds from the sale of the commercial paper are used to purchase the financial assets from these clients that back these securities. These assets include trade, lease, and credit card receivables, as well as mortgage loans.

Similarly, Park Granada uses high-quality mortgage loans sponsored by Countrywide Home Loans to back their commercial paper issuance. In other words, Park Granada issues commercial paper to provide mortgage warehouse financing to Countrywide for newly originated residential mortgage loans before they are securitized in the long-term asset-backed securities market. On average, each loan resides in Park Granada for approximately one month. All loans backing Park Granada commercial paper are considered prime, and loan eligibility criteria are kept stringent to ensure high quality. Countrywide holds established agreements with large international banks that insulate Park Granada and its investors from any market price risk associated with the underlying mortgage loans. In our opinion, additional performance-monitoring triggers and layers of credit protection that Park Granada has put in place further enhance its high creditworthiness.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Among the funds in its Money Market Funds category, Lipper ranked Putnam Money Market Fund’s class A shares 43rd out of 343, 42nd out of 340, 42nd out of 293, and 29th out of 185 funds for the 6-month and 1-, 5-, and 10-year periods ended March 31, 2007, respectively. These rankings put the fund in the 13th, 13th, 15th, and 16th percentile for the same respective periods. The lower the percentile ranking, according to Lipper, the better the fund’s performance relative to its Lipper peers.

Lipper rankings do not reflect sales charges and are based on total return of funds with similar investment styles or objectives as determined by Lipper. Past performance does not guarantee future results.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the Fed is likely to continue to hold interest rates steady until more data becomes available to clarify whether inflation or slower growth is the greater risk to our currently stable economy. While the Fed still seems more worried about inflation than growth, it has backed away from an explicit bias towards tightening. Therefore, while we anticipate that economic growth is likely to slow as 2007 unfolds, we plan to maintain a relatively short duration strategy until longer-range Fed policy becomes clearer.

Against this backdrop, we will be looking for timely opportunities to purchase fixed-rate paper with a longer maturity horizon that is attractively priced to lock in yield as a hedge for a possible decline in interest rates. In the process, we will continue to place high-quality issuers and securities into the fund to ensure that the credit quality remains high and the portfolio well diversified.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 3/31/07

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)
	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	6.24%	5.71%	5.71%	5.71%	5.71%	6.08%	5.70%	5.97%

10 years	42.19	35.28	35.28	35.40	35.40	40.11	35.51	38.76
Annual average	3.58	3.07	3.07	3.08	3.08	3.43	3.09	3.33

5 years	11.87	9.11	7.11	9.12	9.12	11.04	9.31	10.48
Annual average	2.27	1.76	1.38	1.76	1.76	2.12	1.80	2.01

3 years	9.77	8.14	5.14	8.14	8.14	9.28	8.13	8.95
Annual average	3.16	2.64	1.68	2.64	2.64	3.00	2.64	2.90

1 year	4.91	4.39	–0.61	4.39	3.39	4.75	4.39	4.65

6 months	2.47	2.21	–2.79	2.21	1.21	2.39	2.21	2.34

Current yield
(end of period)*

Current
7-day yield	4.84	4.34		4.34		4.69	4.34	4.59

Current
30-day yield	4.83	4.33		4.33		4.68	4.33	4.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns and yields would have been lower.

*The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative returns

For periods ended 3/31/07

Lipper Money Market
Funds category average*
Annual average
(life of fund)	6.22%

10 years	37.66
Annual average	3.24

5 years
Annual average	1.90

3 years	8.41
Annual average	2.73

1 year	4.43

6 months	2.24

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/07, there were 343, 340, 323, 293, 185, and 18 funds, respectively, in this Lipper category.

Fund distribution information

For the six-month period ended 3/31/07

Distributions*	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.024359	$0.021858	$0.021864	$0.023611	$0.021852	$0.023108

Total	$0.024359	$0.021858	$0.021864	$0.023611	$0.021852	$0.023108

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$ 2.73	$ 5.24	$ 5.24	$ 3.48	$ 5.24	$ 3.99

Ending value (after expenses)	$1,024.70	$1,022.10	$1,022.10	$1,023.90	$1,022.10	$1,023.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$ 2.72	$ 5.24	$ 5.24	$ 3.48	$ 5.24	$ 3.98

Ending value (after expenses)	$1,022.24	$1,019.75	$1,019.75	$1,021.49	$1,019.75	$1,020.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Your fund’s annualized
expense ratio	0.54%	1.04%	1.04%	0.69%	1.04%	0.79%

Average annualized expense
ratio for Lipper peer group*	0.61%	1.11%	1.11%	0.76%	1.11%	0.86%

* Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class A shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $420,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended March 31, 2007.

Terms and definitions

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

13th	14th	16th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 355, 336, and 299 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Money Market Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 13%, 15%, and 16%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 42nd out of 340, 42nd out of 293, and 29th out of 185 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

COMMERCIAL PAPER (62.7%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (52.4%)
Aegis Finance, LLC	5.320	4/26/07	$32,000,000	$31,882,444
Aegis Finance, LLC	5.296	4/5/07	25,000,000	24,985,361
Amstel Funding Corp.	5.381	4/25/07	15,000,000	14,947,600
Amstel Funding Corp.	5.343	4/17/07	26,000,000	25,939,387
Amstel Funding Corp.	5.306	5/25/07	33,073,000	32,816,519
Aquifer Funding, LLC	5.303	4/4/07	50,000,000	49,978,000
Aquifer Funding, LLC	5.303	4/3/07	17,000,000	16,995,013
BA Credit Card Trust Emerald Notes	5.325	4/10/07	8,300,000	8,289,065
BA Credit Card Trust Emerald Notes	5.320	5/8/07	25,000,000	24,864,719
BA Credit Card Trust Emerald Notes	5.311	6/27/07	28,000,000	27,645,427
BA Credit Card Trust Emerald Notes	5.311	6/6/07	23,000,000	22,779,047
BA Credit Card Trust Emerald Notes	5.300	6/7/07	14,000,000	13,863,729
Barton Capital, LLC	5.296	4/24/07	25,000,000	24,915,986
Bear Stearns Cos.	5.302	6/15/07	17,000,000	16,814,771
Bryant Park Funding, LLC	5.310	6/14/07	36,320,000	35,928,793
Bryant Park Funding, LLC	5.299	4/19/07	27,634,000	27,561,392
CHARTA, LLC	5.340	4/10/07	20,000,000	19,973,550
CHARTA, LLC	5.330	4/10/07	31,000,000	30,959,080
CHARTA, LLC	5.314	6/4/07	30,000,000	29,719,467
CHARTA, LLC	5.299	4/5/07	10,000,000	9,994,150
Citibank Credit Card Issuance Trust
Dakota Notes	5.307	4/3/07	26,000,000	25,992,402
Citibank Credit Card Issuance Trust
Dakota Notes	5.304	4/25/07	20,000,000	19,929,867
Citius I Funding, LLC	5.340	6/13/07	30,000,000	29,679,408
Citius I Funding, LLC	5.336	5/18/07	30,000,000	29,792,808
Citius I Funding, LLC	5.328	5/29/07	23,000,000	22,804,347
Citius I Funding, LLC	5.303	4/12/07	18,000,000	17,970,960
Citius I Funding, LLC	5.298	4/4/07	27,000,000	26,988,131
Citius II Funding, LLC	5.318	5/3/07	45,000,000	44,789,200
Citius II Funding, LLC	5.308	5/2/07	19,000,000	18,913,941
Countrywide Financial Corp.	5.350	5/21/07	25,000,000	24,815,972
Countrywide Financial Corp.	5.335	4/12/07	20,000,000	19,967,672
Countrywide Financial Corp.	5.323	5/7/07	14,000,000	13,926,080
Countrywide Financial Corp.	5.312	4/5/07	20,000,000	19,988,267
CRC Funding, LLC	5.315	4/23/07	26,000,000	25,916,663
CRC Funding, LLC	5.304	4/19/07	23,000,000	22,939,280
CRC Funding, LLC	5.304	4/13/07	15,000,000	14,973,600
CRC Funding, LLC	5.297	5/14/07	30,000,000	29,811,517
Curzon Funding, LLC	5.321	6/12/07	30,000,000	29,685,000
Curzon Funding, LLC	5.310	4/20/07	30,000,000	29,916,637
Curzon Funding, LLC	5.308	6/26/07	26,000,000	25,674,848
Govco, Inc.	5.325	6/18/07	17,000,000	16,807,546
Govco, Inc.	5.311	4/10/07	33,000,000	32,956,770
Govco, Inc.	5.296	6/8/07	20,000,000	19,802,611
Grampian Funding, LLC	5.349	4/13/07	50,000,000	49,913,100

COMMERCIAL PAPER (62.7%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Domestic continued
Grampian Funding, LLC	5.310	4/16/07	$20,000,000	$19,956,542
Jupiter Securitization Corp.	5.306	6/5/07	26,000,000	25,754,011
Klio II Funding Corp.	5.321	4/17/07	25,000,000	24,941,611
Klio II Funding Corp.	5.317	4/24/07	30,533,000	30,429,807
Klio II Funding Corp.	5.317	4/20/07	37,000,000	36,896,698
Klio II Funding Corp.	5.307	4/27/07	27,000,000	26,897,040
Master Funding, LLC Ser. B	5.349	5/31/07	30,000,000	29,735,000
Park Granada, LLC	5.316	7/30/07	25,000,000	24,565,000
Park Granada, LLC	5.314	4/13/07	49,250,000	49,163,484
Park Granada, LLC	5.314	4/12/07	30,000,000	29,951,692
Park Granada, LLC	5.450	4/2/07	30,000,000	29,995,458
Procter & Gamble Co.	5.316	6/21/07	7,000,000	6,917,470
Prudential Financial, Inc.	5.336	5/15/07	55,000,000	54,645,739
Prudential Financial, Inc.	5.309	4/25/07	18,000,000	17,936,760
Stratford Receivables Co., LLC	5.444	4/4/07	15,350,000	15,343,041
Three Rivers Funding Corp.	5.311	4/23/07	30,000,000	29,903,108
Three Rivers Funding Corp.	5.310	4/26/07	15,000,000	14,945,312
Three Rivers Funding Corp.	5.306	4/18/07	8,144,000	8,123,694
Three Rivers Funding Corp.	5.302	4/20/07	40,000,000	39,888,533
Three Rivers Funding Corp.	5.296	4/9/07	22,000,000	21,974,236
Thunder Bay Funding, Inc.	5.317	5/1/07	34,448,000	34,296,429
Thunder Bay Funding, Inc.	5.310	6/25/07	15,000,000	14,814,417
Vehicle Services of America, Ltd.
(Bank of America, N.A. Letter of
Credit (LOC))	5.330	5/9/07	35,000,000	34,805,487
Working Capital Management Co., L.P.	5.301	4/2/07	26,699,000	26,695,084
				1,753,385,780

Foreign (10.3%)
Atlantis One Funding Corp.
(Netherlands)	5.313	4/11/07	13,000,000	12,981,331
Bank of Ireland (Ireland)	5.344	8/6/07	23,000,000	22,577,672
Bank of Ireland (Ireland)	5.307	5/1/07	7,000,000	6,969,375
Barclays U.S. Funding Corp.
(United Kingdom)	5.320	4/2/07	25,000,000	24,996,354
Barclays U.S. Funding Corp.
(United Kingdom)	5.310	4/10/07	18,000,000	17,976,420
Barclays U.S. Funding Corp.
(United Kingdom)	5.309	5/9/07	23,000,000	22,872,784
Barclays U.S. Funding Corp.
(United Kingdom)	5.305	5/29/07	25,000,000	24,788,743
Credit Suisse First Boston (USA), Inc.
(Switzerland)	5.308	5/14/07	5,200,000	5,167,392
Societe Generale (France)	5.318	4/4/07	20,190,000	20,181,285
Swedbank (Sweden)	5.303	5/16/07	25,000,000	24,835,937
Tulip Funding Corp. (Netherlands)	5.355	4/30/07	44,500,000	44,308,934
Tulip Funding Corp. (Netherlands)	5.312	4/2/07	35,000,000	34,994,857
UBS Finance (Delaware), LLC
(Switzerland)	5.298	7/6/07	20,000,000	19,721,600

COMMERCIAL PAPER (62.7%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
UniCredito Italiano Bank (Ireland)
PLC (Italy)	5.355	8/6/07	$30,000,000	$29,448,079
UniCredito Italiano Bank (Ireland)
PLC (Italy)	5.341	4/18/07	7,000,000	6,982,745
Westpac Trust Securities NZ, Ltd.
(Australia)	5.347	4/13/07	27,000,000	26,952,975
				345,756,483

Total commercial paper (cost $2,099,142,263)				$2,099,142,263

CORPORATE BONDS AND NOTES (16.5%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (4.1%)
Bank of New York Co., Inc. (The)
144A sr. notes FRN, Ser. XMTN (M)	5.320	3/10/15	$20,000,000	$20,000,000
Lehman Brothers Holdings, Inc. FRN,
Ser. MTN	5.330	6/26/07	27,000,000	27,000,000
Merrill Lynch & Co., Inc. FRN, Ser. C (M)	5.330	9/15/10	14,500,000	14,500,000
Merrill Lynch & Co., Inc. sr. notes FRN,
Ser. MTN (M)	5.300	8/24/11	30,000,000	30,000,000
Merrill Lynch & Co., Inc. sr. unsec.
notes FRN (M)	5.300	4/17/12	26,650,000	26,650,000
Wachovia Corp. sr. notes FRN	5.440	7/20/07	20,000,000	20,006,648
				138,156,648

Foreign (12.4%)
Banco Espanol de Credito SA 144A
sr. unsub. notes FRN (Spain) (M)	5.335	4/18/12	19,000,000	19,000,000
Banco Santander Totta SA 144A bank
guaranty FRN (Portugal) (M)	5.319	3/7/12	29,200,000	29,200,000
Bank of Ireland 144A unsec. notes FRN,
Ser. XMTN (Ireland) (M)	5.320	10/20/10	23,000,000	23,000,000
BNP Paribas 144A FRN (France) (M)	5.330	5/19/11	20,000,000	20,000,000
Credit Agricole S.A. 144A FRN
(France) (M)	5.330	7/22/11	26,000,000	26,000,000
Credit Agricole S.A. 144A FRN
(France) (M)	5.320	3/22/12	31,000,000	31,000,000
Danske Bank A/S 144A FRN
(Denmark) (M)	5.290	3/20/13	19,000,000	19,000,000
DnB NOR Bank ASA 144A FRN
(Norway) (M)	5.310	5/25/11	31,000,000	31,000,000
HBOS Treasury Services PLC 144A FRN,
Ser. MTN* (United Kingdom) (M)	5.310	2/9/11	25,000,000	25,000,000
HSBC Finance Corp. FRN, Ser. MTN
(United Kingdom)	5.400	10/4/07	15,000,000	15,005,097
HSBC USA, Inc. sr. unsec. notes FRN,
Ser. EXT (United Kingdom) (M)	5.320	12/15/11	36,000,000	36,000,000

CORPORATE BONDS AND NOTES (16.5%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
National Australia Bank 144A FRB
(Australia) (M)	5.289	3/7/11	$11,000,000	$11,000,000
Nordea Bank AB 144A FRN
(Sweden) (M)	5.330	8/11/10	20,000,000	20,000,000
Societe Generale 144A unsec. notes
FRN, Ser. MTN (France) (M)	5.310	11/2/10	15,000,000	15,000,000
UBS AG notes Ser. MTN (Switzerland)	5.415	1/11/08	16,900,000	16,900,000
Westpac Banking Corp. dep. notes FRN
(Australia)	5.290	12/7/07	31,000,000	30,997,307
Westpac Banking Corp. 144A FRN
(Australia) (M)	5.310	2/16/11	24,000,000	24,000,000
Westpac Banking Corp. 144A FRN
(Australia) (M)	5.300	12/6/11	21,000,000	21,000,000
				413,102,404

Total corporate bonds and notes (cost $551,259,052)				$551,259,052

CERTIFICATES OF DEPOSIT (14.2%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (1.7%)
Citizens Bank of Pennsylvania Ser. CD	5.330	4/9/07	$31,000,000	$31,000,000
Washington Mutual Bank FA Ser. CD	5.340	5/17/07	26,000,000	25,997,726
				56,997,726

Foreign (12.5%)
Bank of Nova Scotia FRN, Ser.
YCD (Canada)	5.265	12/31/07	66,000,000	65,988,911
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	5.281	3/17/08	25,000,000	24,996,587
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	5.265	4/4/07	23,000,000	22,999,963
Calyon FRN, Ser. YCD (France)	5.280	9/13/07	25,000,000	24,996,904
Calyon FRN, Ser. YCD (France)	5.271	4/2/08	22,000,000	21,994,856
Canadian Imperial Bank of Commerce
FRN, Ser. YCD1 (Canada) (M)	5.320	12/23/10	31,000,000	31,000,000
Credit Suisse New York FRN, Ser. YCD
(Switzerland)	5.305	9/24/07	37,000,000	37,002,624
Credit Suisse New York FRN, Ser. YCD
(Switzerland)	5.300	8/1/07	32,000,000	32,000,483
Royal Bank of Canada FRN, Ser.
YCD (Canada)	5.265	3/24/08	31,600,000	31,593,301
Societe Generale FRN, Ser.
YCD (France)	5.365	11/27/07	40,000,000	40,000,000
Societe Generale Ser. ECD
(France) (acquired 1/18/07,
cost $25,995,435) ‡	5.320	7/9/07	26,000,000	25,997,357
Societe Generale Ser. YCD (France)	5.420	1/16/08	20,000,000	20,000,000

CERTIFICATES OF DEPOSIT (14.2%)* continued

	Yield (%)	Maturity date		Principal amount	Value

Foreign continued
Svenska Handelsbanken FRN, Ser.
YCD (Sweden)	5.265	10/4/07		$19,000,000	$18,998,084
Swedbank FRN, Ser. YCD (Sweden)	5.270	4/3/08		20,600,000	20,594,930
					418,164,000

Total certificates of deposit (cost $475,161,726)					$475,161,726

MUNICIPAL BONDS AND NOTES (1.4%)*

	Yield (%)	Maturity	Rating**	Principal amount	Value
		date

CO Hsg. & Fin. Auth. VRDN
(Multi-Fam.), Ser. B-1, Class II, MBIA
(DEPFA Bank PLC (LOC)) (M)	5.350	10/1/44	VMIG1	$16,125,000	$16,125,000
(Single Fam.), Ser. A-1, Class I
(Dexia Credit Local (LOC)) (M)	5.350	11/1/34	VMIG1	17,020,000	17,020,000
(Single Fam. Mtge.), Ser. B-2
(JPMorgan Chase Bank (LOC)) (M)	5.350	11/1/33	VMIG1	13,585,000	13,585,000

Total municipal bonds and notes (cost $46,730,000)					$46,730,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.4%)*

	Yield (%)	Maturity date		Principal amount	Value

Fannie Mae notes	5.300	1/8/08		$26,000,000	$26,000,000
Federal Home Loan Bank bonds	5.400	2/25/08		19,300,000	19,300,000

Total U.S. government agency obligations (cost $45,300,000)					$45,300,000

ASSET-BACKED SECURITIES (0.9%)* (cost $30,957,041)

	Yield (%)	Maturity date		Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A FRB,
Ser. 03-1A, Class A1MM
(Cayman Islands) (M)	5.350	12/28/18		$30,957,041	$30,957,041

PROMISSORY NOTES (0.9%)* (cost $30,000,000)

	Yield (%)	Maturity date		Principal amount	Value

Goldman Sachs Group, Inc. (The) FRN
(acquired 2/28/07, cost $30,000,000) ‡	5.330	11/23/07		$30,000,000	$30,000,000

SHORT-TERM INVESTMENTS (3.9%)* (cost $131,946,000)

	Shares	Value

Putnam Prime Money Market Fund (e)	131,946,000	$131,946,000

TOTAL INVESTMENTS
Total investments (cost $3,410,496,082)		$3,410,496,082

* Percentages indicated are based on net assets of $3,346,006,938.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2007. Security ratings are defined in the Statement of Additional Information.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2007 was $55,997,357 or 1.7% of net assets.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(M) The security’s effective maturity date is less than one year.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2007.

MBIA represents MBIA Insurance Company.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2007 (as a percentage of Portfolio Value):

Australia	3.3%
Canada	3.8
Cayman Islands	0.9
Denmark	0.6
France	7.2
Ireland	1.5
Italy	1.1
Netherlands	2.7
Norway	0.9
Portugal	0.9
Spain	0.5
Sweden	2.5
Switzerland	3.2
United Kingdom	6.3
United States	64.6

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$3,278,550,082
Affiliated issuers (identified cost $131,946,000) (Note 5)	131,946,000

Cash	290,521

Interest and other receivables	6,661,668

Receivable for shares of the fund sold	7,910,832

Total assets	3,425,359,103

LIABILITIES

Distributions payable to shareholders	649,829

Payable for securities purchased	61,589,787

Payable for shares of the fund repurchased	13,300,174

Payable for compensation of Manager (Notes 2 and 5)	2,436,097

Payable for investor servicing and custodian fees (Note 2)	554,680

Payable for Trustee compensation and expenses (Note 2)	300,442

Payable for administrative services (Note 2)	9,030

Payable for distribution fees (Note 2)	266,625

Other accrued expenses	245,501

Total liabilities	79,352,165

Net assets	$3,346,006,938

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,347,243,350

Distributions in excess of net investment income (Note 1)	(1,236,412)

Total — Representing net assets applicable to capital shares outstanding	$3,346,006,938

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($2,987,259,878 divided by 2,988,363,481 shares)	$1.00

Net asset value and offering price per class B share
($136,751,998 divided by 136,802,897 shares)*	$1.00

Net asset value and offering price per class C share
($14,204,533 divided by 14,209,776 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($40,146,222 divided by 40,161,165 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($153,937,331 divided by 153,993,937 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($13,706,976 divided by 13,712,094 shares)	$1.00

* Class B and class C shares are available only by exchange of class B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $3,068,551
from investments in affiliated issuers) (Note 5)	$87,803,088

EXPENSES

Compensation of Manager (Note 2)	4,975,368

Investor servicing fees (Note 2)	3,477,093

Custodian fees (Note 2)	33,056

Trustee compensation and expenses (Note 2)	44,044

Administrative services (Note 2)	37,989

Distribution fees — Class B (Note 2)	392,466

Distribution fees — Class C (Note 2)	35,092

Distribution fees — Class M (Note 2)	31,418

Distribution fees — Class R (Note 2)	378,369

Distribution fees — Class T (Note 2)	15,973

Other	366,207

Fees waived and reimbursed by Manager (Note 5)	(52,104)

Total expenses	9,734,971

Expense reduction (Note 2)	(240,965)

Balance credits reallocation (Note 2)	1,074,142

Net expenses	10,568,148

Net investment income	77,234,940

Net increase in net assets resulting from operations	$77,234,940

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 77,234,940	$ 143,594,258

Net increase in net assets resulting from operations	77,234,940	143,594,258

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(70,288,229)	(126,306,853)

Class B	(3,336,980)	(8,114,894)

Class C	(298,539)	(696,392)

Class M	(965,050)	(1,710,470)

Class R	(3,290,164)	(2,360,486)

Class T	(292,390)	(4,405,163)

Increase (decrease) from capital share transactions (Note 4)	80,994,077	(371,534,730)

Total increase (decrease) in net assets	79,757,665	(371,534,730)

NET ASSETS

Beginning of period	3,266,249,273	3,637,784,003

End of period (including distributions in excess of net
investment income of $1,236,412 and $— , respectively)	$3,346,006,938	$3,266,249,273

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

								Total			Ratio of net
	Net asset		Net	Total	From		Net asset	return	Net	Ratio of	investment
	value,	Net	realized	from	net		value,	at net	assets,	expenses to	income (loss)
	beginning	investment	gain (loss) on	investment	investment	Total	end	asset	end of period	average net	to average
Period ended	of period	income (loss)	investments	operations	income	distributions	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)

CLASS A
March 31, 2007**	$1.00	.0240(c,d)	—	.0240	(.0244)	(.0244)	$1.00	2.47*	$2,987,260	.27* (c)	2.38* (c,d)
September 30, 2006	1.00	.0425(c,e)	—	.0425	(.0425)	(.0425)	1.00	4.34	2,870,990	.50(c,e)	4.26(c,e)
September 30, 2005	1.00	.0226(c)	—	.0226	(.0226)	(.0226)	1.00	2.29	3,087,756	.53(c)	2.21(c)
September 30, 2004	1.00	.0068(c)	—	.0068	(.0068)	(.0068)	1.00	.68	3,537,907	.53(c)	.70(c)
September 30, 2003	1.00	.0087	—(f)	.0087	(.0087)	(.0087)	1.00	.87	4,745,555.52		.88
September 30, 2002	1.00	.0166	—	.0166	(.0166)	(.0166)	1.00	1.67	5,512,532.50		1.68

CLASS B
March 31, 2007**	$1.00	.0215(c,d)	—	.0215	(.0219)	(.0219)	$1.00	2.21*	$136,752	.52* (c)	2.13* (c,d)
September 30, 2006	1.00	.0375(c,e)	—	.0375	(.0375)	(.0375)	1.00	3.82	174,158	1.00(c,e)	3.70(c,e)
September 30, 2005	1.00	.0176(c)	—	.0176	(.0176)	(.0176)	1.00	1.78	290,268	1.03(c)	1.63(c)
September 30, 2004	1.00	.0018(c)	—	.0018	(.0018)	(.0018)	1.00	.18	520,456	1.03(c)	.19(c)
September 30, 2003	1.00	.0037	—(f)	.0037	(.0037)	(.0037)	1.00	.37	874,069	1.02	.39
September 30, 2002	1.00	.0116	—	.0116	(.0116)	(.0116)	1.00	1.16	1,193,459	1.00	1.19

CLASS C
March 31, 2007**	$1.00	.0215(c,d)	—	.0215	(.0219)	(.0219)	$1.00	2.21*	$14,205	.52* (c)	2.13*(c,d)
September 30, 2006	1.00	.0375(c,e)	—	.0375	(.0375)	(.0375)	1.00	3.82	15,723	1.00(c,e)	3.71(c,e)
September 30, 2005	1.00	.0176(c)	—	.0176	(.0176)	(.0176)	1.00	1.78	33,259	1.03(c)	1.64(c)
September 30, 2004	1.00	.0018(c)	—	.0018	(.0018)	(.0018)	1.00	.18	40,935	1.03(c)	.21(c)
September 30, 2003	1.00	.0037	—(f)	.0037	(.0037)	(.0037)	1.00	.37	61,755	1.02	.38
September 30, 2002	1.00	.0116	—	.0116	(.0116)	(.0116)	1.00	1.17	79,227	1.00	1.20

CLASS M
March 31, 2007**	$1.00	.0232(c,d)	—	.0232	(.0236)	(.0236)	$1.00	2.39*	$40,146	.35*(c)	2.30* (c,d)
September 30, 2006	1.00	.0410(c,e)	—	.0410	(.0410)	(.0410)	1.00	4.19	41,887	.65(c,e)	4.11(c,e)
September 30, 2005	1.00	.0211(c)	—	.0211	(.0211)	(.0211)	1.00	2.13	44,682	.68(c)	2.05(c)
September 30, 2004	1.00	.0053(c)	—	.0053	(.0053)	(.0053)	1.00	.53	54,390	.68(c)	.55(c)
September 30, 2003	1.00	.0072	—(f)	.0072	(.0072)	(.0072)	1.00	.72	74,921.67		.74
September 30, 2002	1.00	.0151	—	.0151	(.0151)	(.0151)	1.00	1.52	105,938.65		1.55

CLASS R
March 31, 2007**	$1.00	.0215(c,d)	—	.0215	(.0219)	(.0219)	$1.00	2.21*	$153,937	.52*(c)	2.13*(c,d)
September 30, 2006	1.00	.0375(c,e)	—	.0375	(.0375)	(.0375)	1.00	3.82	153,985	1.00(c,e)	4.22(c,e)
September 30, 2005	1.00	.0176(c)	—	.0176	(.0176)	(.0176)	1.00	1.78	1,687	1.03(c)	1.99(c)
September 30, 2004	1.00	.0027(c)	—	.0027	(.0027)	(.0027)	1.00	.27	131	1.03(c)	.30(c)
September 30, 2003†	1.00	.0025	—(f)	.0025	(.0025)	(.0025)	1.00	.25*	1	.71*	.25*

CLASS T
March 31, 2007**	$1.00	.0227(c,d)	—	.0227	(.0231)	(.0231)	$1.00	2.34*	$13,707	.40* (c)	2.25*(c,d)
September 30, 2006	1.00	.0400(c,e)	—	.0400	(.0400)	(.0400)	1.00	4.08	9,507	.75(c,e)	3.77(c,e)
September 30, 2005	1.00	.0201(c)	—	.0201	(.0201)	(.0201)	1.00	2.03	180,132	.78(c)	2.02(c)
September 30, 2004	1.00	.0043(c)	—	.0043	(.0043)	(.0043)	1.00	.43	124,394	.78(c)	.46(c)
September 30, 2003	1.00	.0062	—(f)	.0062	(.0062)	(.0062)	1.00	.62	95,779.77		.52
September 30, 2002††	1.00	.0092	—	.0092	(.0092)	(.0092)	1.00	.93*	12,130	.56*	.88*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

†† For the period December 31, 2001 (commencement of operations) to September 30, 2002.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

March 31, 2007	<0.01%

September 30, 2006	<0.01

September 30, 2005	<0.01

September 30, 2004	<0.01

(d) Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets (Note 2).

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006 (Note 6).

(f) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchases by systematic investment plans. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B or class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they exchanged. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, 0.30% of the next $500 million, 0.275% of the next $2.5 billion, 0.25% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2007, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2007, the fund incurred $3,508,649 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby PFTC’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $240,965 under this arrangement. In addition, the fund’s expenses were adjusted by the reallocation to other Putnam funds of $1,074,142 of balance credits, which had been incorrectly allocated to the fund between November 2003 and December 2006.

Each independent Trustee of the fund receives an annual Trustee fee, of which $867, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50%, and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $164,280 and $5,315 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares acquired through an exchange from another fund.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $9,253,593,327 and $9,198,618,288, respectively.

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/07:
Shares sold	1,025,182,625	$ 1,025,182,625

Shares issued
in connection
with reinvestment
of distributions	69,509,401	69,509,401

	1,094,692,026	1,094,692,026

Shares
repurchased	(977,323,235)	(977,323,235)

Net increase	117,368,791	$ 117,368,791

Year ended 9/30/06:
Shares sold	2,038,691,580	$ 2,038,691,580

Shares issued
in connection
with reinvestment
of distributions	122,576,479	122,576,479

	2,161,268,059	2,161,268,059

Shares
repurchased	(2,378,028,586)	(2,378,028,586)

Net decrease	(216,760,527)	$ (216,760,527)

CLASS B	Shares	Amount

Six months ended 3/31/07:
Shares sold	44,479,166	$ 44,479,166

Shares issued
in connection
with reinvestment
of distributions	3,132,031	3,132,031

	47,611,197	47,611,197

Shares
repurchased	(84,958,633)	(84,958,633)

Net decrease	(37,347,436)	$ (37,347,436)

Year ended 9/30/06:
Shares sold	134,473,082	$ 134,473,082

Shares issued
in connection
with reinvestment
of distributions	7,465,930	7,465,930

	141,939,012	141,939,012

Shares
repurchased	(258,059,681)	(258,059,681)

Net decrease	(116,120,669)	$(116,120,669)

CLASS C	Shares	Amount

Six months ended 3/31/07:
Shares sold	6,874,461	$ 6,874,461

Shares issued
in connection
with reinvestment
of distributions	280,797	280,797

	7,155,258	7,155,258

Shares
repurchased	(8,667,541)	(8,667,541)

Net decrease	(1,512,283)	$ (1,512,283)

Year ended 9/30/06:
Shares sold	37,702,615	$ 37,702,615

Shares issued
in connection
with reinvestment
of distributions	640,250	640,250

	38,342,865	38,342,865

Shares
repurchased	(55,879,277)	(55,879,277)

Net decrease	(17,536,412)	$(17,536,412)

CLASS M	Shares	Amount

Six months ended 3/31/07:
Shares sold	21,359,388	$ 21,359,388

Shares issued
in connection
with reinvestment
of distributions	949,487	949,487

	22,308,875	22,308,875

Shares
repurchased	(24,035,188)	(24,035,188)

Net decrease	(1,726,313)	$ (1,726,313)

Year ended 9/30/06:
Shares sold	51,297,792	$ 51,297,792

Shares issued
in connection
with reinvestment
of distributions	1,654,422	1,654,422

	52,952,214	52,952,214

Shares repurchased (55,746,565)		(55,746,565)

Net decrease	(2,794,351)	$ (2,794,351)

CLASS R	Shares	Amount
Six months ended 3/31/07:
Shares sold	28,950,887	$ 28,950,887

Shares issued
in connection
with reinvestment
of distributions	3,314,215	3,314,215

	32,265,102	32,265,102

Shares
repurchased	(32,259,329)	(32,259,329)

Net increase	5,773	$5,773

Year ended 9/30/06:
Shares sold	167,149,810	$167,149,810

Shares issued
in connection
with reinvestment
of distributions	2,364,973	2,364,973

	169,514,783	169,514,783

Shares
repurchased	(17,213,567)	(17,213,567)

Net increase	152,301,216	$152,301,216

CLASS T	Shares	Amount

Six months ended 3/31/07:
Shares sold	8,980,727	$ 8,980,727

Shares issued
in connection
with reinvestment
of distributions	292,606	292,606

	9,273,333	9,273,333

Shares
repurchased	(5,067,788)	(5,067,788)

Net increase	4,205,545	$ 4,205,545

Year ended 9/30/06:
Shares sold	36,801,687	$ 36,801,687

Shares issued
in connection
with reinvestment
of distributions	4,290,201	4,290,201

	41,091,888	41,091,888

Shares repurchased (211,715,875)		(211,715,875)

Net decrease	(170,623,987)	$(170,623,987)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2007, management fees paid were reduced by $52,104 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,068,551 for the period ended March 31, 2007. During the period ended March 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $905,453,394 and $948,007,394, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $1,401,338 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and Principal	Wanda M. McManus
Legal Counsel	Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA039 243432 5/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007